UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report: January 27, 2009

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor

Austin, Texas 78746

(Address of Principal Executive Offices, including Zip code)

(512) 434-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 27, 2009, Temple-Inland Inc. issued a press release announcing the company’s earnings for the quarter and year ended January 3, 2009. A copy of the press release is furnished as exhibit 99.1 of this report.

Item 7.01.	Regulation FD Disclosure.

On January 27, 2009, management of Temple-Inland Inc. participated in a conference call discussing the company’s earnings for the quarter and year ended January 3, 2009. A copy of the presentation materials used in the call is furnished as exhibit 99.2 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by Temple-Inland Inc. on January 27, 2009, announcing the company’s earnings for the quarter and year ended January 3, 2009.

99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on January 27, 2009, discussing the company’s earnings for the quarter and year ended January 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: January 27, 2009	By:	/s/ Randall D. Levy
Name: Randall D. Levy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by Temple-Inland Inc. on January 27, 2009, announcing the company’s earnings for the quarter and year ended January 3, 2009	4

99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on January 27, 2009, discussing the company’s earnings for the quarter and year ended January 3, 2009	12

3